
ARI

American Railcar Industries, Inc.

Q1 2016 Supplemental Information

INVESTOR CONTACT: (636) 940-6000

WEBSITE: AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: expected future trends relating to our industry and markets, our strategic objectives and long-term strategies, the potential impact of regulatory developments, anticipated customer demand for our products and services and our ability to adapt to evolving demand, trends relating to our shipments, leasing, railcar services, operating margin, revenues, earnings and backlog, anticipated benefits from our employees' input, trends related to railcar shipments for direct sale versus lease, our projects to expand our manufacturing flexibility and repair capacity, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, anticipated benefits from expansion and diversification of our businesses, the mix of railcars, customers and commodities in our lease fleet, anticipated production schedules for our products and the anticipated product schedules of our joint ventures, increases in efficiencies and flexibility related to future capacity, plans regarding future dividends, our stock repurchase program, the anticipated performance and capital requirements of our joint ventures, our backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. Other potential risks and uncertainties include, among other things: the Company's prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; fluctuations in commodity prices, including oil and gas; risks relating to the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail released on May 1, 2015; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders; our ability to manage overhead and variations in production rates; our ability to recruit, retain and train adequate numbers of qualified personnel; the impact of any economic downturn, adverse market conditions or restriction in the credit markets; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuating costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that we use in railcar manufacturing; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact of repurchases pursuant to ARI's stock repurchase program on ARI's current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's current joint ventures and anticipated capital needs of and production at our joint ventures; the risks and impact associated with potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of our new enterprise resource planning system; risks related to the Company's and its subsidiaries' indebtedness and compliance with covenants contained in the Company's and its subsidiaries' financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

ARI – Successful and Diversified Business Model


Manufacturing
Components
Railcars
Railcar Repair Services
Railcar Leasing

Complete life cycle solutions for the railcar industry.

ARI Key Railcar Markets –

Two Largest Product Segments in the Railcar Industry *


AMFX
5200

HOPPER RAILCARS

- Product offerings include carbon steel or stainless steel railcars that are capable of transporting:
  - Plastic Pellets
  - Specialty Chemical Products
  - Food Products
  - Grain
  - Cement
  - Sand



TANK RAILCARS

- Product offerings include general service, pressurized, coiled, lined and insulated railcars that are capable of transporting:
  - Propane
  - Chemicals
  - Food Products
  - Ethanol
  - Crude Oil

* Based upon backlog as of 3/31/2016 per the Railway Supply Institute, Inc ARCI 2016 – 1st Quarter Reporting Statistics (issued April 2016)

ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR
St. Charles, MO

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX
Mounds, IL

Mini Repair Shop
Bayport, TX
Channelview, TX
Geismar, LA
Green River, WY
Manitou, ND
Pace, FL
Pasadena, TX
Point Comfort, TX
Tampa, CO



Strategically located across North America providing solutions for the railcar industry.

ARI's Railcar Backlog


Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
7,081
5,958

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	December 2015	March 2016
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	1,452	1,359
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	5,629	4,599

Manufacturing Segment

Broad manufacturing base allows ARI to provide quality railcars and components

Key Success Factors

- Flexible and labor efficient manufacturing facilities
- Vertical integration from joint ventures and component manufacturing
- Experienced core group of employees
- Ability to adapt to evolving customer demands



Revenue
Operating Margin % ^
(millions)
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

Railcar Leasing Segment

Diversifying our business with revenue streams generated over the life of the railcar

- Relatively young, fully utilized lease fleet with low maintenance expense
- Broad mix of customers and commodities
- Revolving credit capacity of $200.0 million secured in December 2015
- Further fleet growth expected to come from future railcar leveraged financing(s)
- Unencumbered leased railcars available to borrow against



Revenue
Lease Fleet
(millions)
$140
$120
$100
$80
$60
$40
$20
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
2012
2013
2014
2015
Q1 2016 TTM

Railcar Services Segment

Investing capital and resources to further expand repair capacity to meet increasing demand

TRADITIONAL REPAIR

- Railcar qualifications and inspections
- Light/heavy railcar repairs
- Exterior and interior coatings
- Cleaning
- Valve replacement and testing
- Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

TANK RAILCAR RETROFITTING

- Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services
- Additional retrofit and repair capacity from Repair Services Agreement with ACF



Revenue
Operating Margin %
(millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016 TTM

Our Financial History

Consolidated Revenue ($ mil) ^



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$889.3
801.8
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($ mil) *



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$78.8
$40.0
$4.5
$50.5
$149.5
$181.1
$209.0
$278.9
$261.4
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016 TTM

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Our Financial History (continued)

Operational CAPEX ($ mil)



$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$36.6
$36.0
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016 TTM

Lease Railcar CAPEX ($ mil)



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$211.6
$184.1
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016 TTM

Quarterly Financial Comparison

Consolidated Revenue ($ mil) ^



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$263.8
$192.0
$172.7
$260.9
$176.2
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($ mil) *



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$72.0
$68.5
$62.6
$75.8
$54.5
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($ mil)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.0
$10.4
$11.1
$10.1
$4.4
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

Lease Railcar CAPEX ($ mil)



$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$48.1
$84.5
$77.7
$1.3
$20.6
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

Includes effect of leased railcars in process.

Exhibit A – EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016 TTM
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 133,453	$ 121,269
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	77,291	70,713
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	21,801	22,969
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126	-
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,164)	(2,079)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	45,729	48,323
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 278,236	$ 261,195
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-	-
Expense (income) related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	646	228
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-	-
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,543	$ 149,529	$ 181,099	$ 209,012	$ 278,882	$ 261,423

Quarterly Reconciliation	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Net earnings	$ 20,770	$ 32,216	$ 23,824	$ 22,723	$ 34,976	$ 32,969	$ 29,357	$ 36,151	$ 22,792
Income tax expense	12,214	18,772	14,280	19,808	20,541	19,297	16,729	20,724	13,963
Interest expense	1,672	1,843	1,849	2,258	4,738	5,694	5,645	5,724	5,906
Loss on debt extinguishment	1,896	-	-	-	2,126	-	-	-	-
Interest income	(641)	(619)	(608)	(649)	(563)	(550)	(542)	(509)	(478)
Depreciation	7,683	7,989	8,751	9,789	10,061	10,910	12,214	12,544	12,655
EBITDA	$ 43,594	$ 60,201	$ 48,096	$ 53,929	$ 71,879	$ 68,320	$ 63,403	$ 74,634	$ 54,838
Expense (Income) related to stock appreciation rights	4,006	(34)	540	(1,320)	107	184	(762)	1,117	(311)
Adjusted EBITDA	$ 47,600	$ 60,167	$ 48,636	$ 52,609	$ 71,986	$ 68,504	$ 62,641	$ 75,751	$ 54,527

Exhibit A – EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A Tradition of Industry Leadership


people


processes


products